UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (763) 514-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 23, 2012, Medtronic, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect ten directors each for a one-year term; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) amend and restate the Company’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors; (5) consider and vote upon a shareholder proposal entitled “Proxy Access”; and (6) consider and vote upon a shareholder proposal entitled “Adopt Simple Majority Vote.”

At the close of business on June 25, 2012, the record date of the Annual Meeting, the Company had 1,025,039,711 shares of common stock issued and outstanding. The holders of a total of 852,418,500 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date of the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.	The shareholders elected each of the ten nominees to the Board of Directors to serve for one-year terms, as follows:

	For	For (Percent of Shares Voted)	Withheld	Withheld (Percent of Shares Voted)	Broker Non-Vote
Richard H. Anderson	723,395,506	97.02%	22,250,249	2.98%	106,772,745
Victor J. Dzau, M.D.	652,916,111	87.56%	92,729,644	12.44%	106,772,745
Omar Ishrak	723,068,313	96.97%	22,577,442	3.03%	106,772,745
Shirley Ann Jackson, Ph.D.	662,509,756	88.85%	83,135,999	11.15%	106,772,745
Michael O. Leavitt	739,751,450	99.21%	5,894,305	0.79%	106,772,745
James T. Lenehan	740,079,642	99.25%	5,566,113	0.75%	106,772,745
Denise M. O’Leary	723,306,621	97.00%	22,339,134	3.00%	106,772,745
Kendall J. Powell	723,917,611	97.09%	21,728,144	2.91%	106,772,745
Robert C. Pozen	738,742,306	99.07%	6,903,449	0.93%	106,772,745
Jack W. Schuler	641,073,069	85.98%	104,572,686	14.02%	106,772,745

2.	The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

	Votes	Percent of SharesVoted
For	839,550,771	98.49%
Against	10,660,859	1.25%
Abstain	2,206,870	0.26%

3.	The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of SharesVoted
For	605,321,988	81.18%
Against	135,837,536	18.22%
Abstain	4,486,231	0.60%
Broker Non-Vote	106,772,745	N/A

4.	The shareholders did not approve the proposal to amend and restate the Company’s Articles of Incorporation to provide for majority vote in uncontested elections of directors.

	Votes	Percent of Shares Outstanding
For	739,186,029	72.11%
Against	4,772,808	0.47%
Abstain	1,686,918	0.16%
Broker Non-Vote	106,772,745	N/A

5.	The shareholders did not approve the shareholder proposal entitled “Proxy Access.”

	Votes	Percent of Shares Voted
For	54,857,884	7.36%
Against	686,472,701	92.06%
Abstain	4,315,170	0.58%
Broker Non-Vote	106,772,745	N/A

6.	The shareholders approved the shareholder proposal entitled “Adopt Simple Majority Vote.”

	Votes	Percent of Shares Voted
For	492,177,485	66.01%
Against	250,291,934	33.57%
Abstain	3,176,336	0.43%
Broker Non-Vote	106,772,745	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
	By	/s/ D. Cameron Findlay
Date: August 28, 2012		D. Cameron Findlay
Senior Vice President, General Counsel and Corporate Secretary